[NCF Financial Corporation Letterhead]

October 4, 1996

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of NCF Financial Corporation, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Hampton Inn, 985 Chambers Boulevard, Bardstown, Kentucky, on October 31, 1996, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Whelan, Doerr, Pike and Pawley, PSC, certified public accountants, will be present to respond to any questions stockholders may have.

     The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/A.E.Bowling
                                          A.E. Bowling
                                          President and Chairman of the Board
                                          NCF Financial Corporation

--------------------------------------------------------------------------------
                            NCF FINANCIAL CORPORATION
                          119 E. STEPHEN FOSTER AVENUE
                         BARDSTOWN, KENTUCKY 40004-1589
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 31, 1996
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of NCF Financial Corporation ("the Company"), will be held at the Hampton Inn, 985 Chambers Boulevard, Bardstown, Kentucky on October 31, 1996, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of three directors of the Company; and

2. The ratification of the appointment of Whelan, Doerr, Pike and Pawley, PSC, as independent auditors of the Company for the fiscal year ending June 30, 1997.

The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 19, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Patricia H. Thomas
                                    Patricia H. Thomas
                                    Secretary

Bardstown, Kentucky
October 4, 1996

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            NCF FINANCIAL CORPORATION
                          119 E. STEPHEN FOSTER AVENUE
                         BARDSTOWN, KENTUCKY 40004-1589
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NCF Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Hampton Inn, 985 Chambers Boulevard, Bardstown, Kentucky, on October 31, 1996, 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about October 4, 1996. The Company acquired all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on October 12, 1995 (the "Conversion").

      At the Meeting, stockholders will consider and vote upon (i) the election of three directors, and (ii) the ratification of the appointment of Whelan, Doerr, Pike and Pawley, PSC, as independent auditors of the Company for the fiscal year ending June 30, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on September 19, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 770,500 shares of Common Stock issued and outstanding.

      The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                   Percent of Shares of
                                           Amount and Nature of         Common Stock
Name and Address of Beneficial Owner       Beneficial Ownership         Outstanding
------------------------------------       --------------------         -----------

Nelson County Federal Savings Bank Employee

Stock Ownership Plan                                50,000                   6.49%
119 E. Stephen Foster Avenue,
Bardstown, Kentucky 40004-1589

----------------------------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Thomas Paul Barnes, Ben T. Guthrie, Robert C. Hurst, John S. Tharp and Guthrie M. Wilson III to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the trustees to the ESOP ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 1,467 shares have been allocated under the ESOP to participant's accounts.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1996 fiscal year. expect as set forth below. Mr. Danny Biggs, an executive officer and director, filed a Form 4 on April 25, 1996 that was due by April 10, 1996 and listed four transactions that were not filed on a timely basis. Mr. Biggs filed a Form 5 on October 1, 1996 that was due by July 14, 1996 and listed two transactions that were not filed on a timely basis. Mr. A.E. Bowling, President and Chairman of the Board, filed a Form 5 on October 1, 1996 that was due by July 14, 1996 and listed three transactions that were not filed on a timely basis.

--------------------------------------------------------------------------------
        I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting to serve for a three-year term or until their successors have been elected and qualified.

      Robert C. Hurst, Guthrie M. Wilson III, and Danny R. Biggs, have been nominated by the Board of Directors to serve as directors. Messrs. Hurst, Wilson, and Biggs are currently members of the Board and have been nominated for a three-year term to expire in 1999. Mr. Biggs was appointed to the Board during the last fiscal year. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

      The following table sets forth information with respect to the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                         Year First    Current    Owned as of
                                         Elected or    Term to    September 19,  Percent
Name and Title                 Age(1)   Appointed(2)   Expire     1996 (3)(4)(5)  Owned
--------------                 ------   ------------   ------     --------------  -----

                                      BOARD NOMINEES FOR TERM TO EXPIRE IN 1999

Robert C. Hurst                  66         1977        1996         20,511 (7)     2.66
Director

Guthrie M. Wilson III            48         1978        1996         20,231 (7)     2.63
Director

Danny R. Biggs                   49         1996        1997          2,600           -- (8)
Director and Vice President

                                              DIRECTORS CONTINUING IN OFFICE

Paul Barnes                      59         1977        1997         10,000 (7)     1.30
Director

Ben T. Guthrie                   77         1949        1997          2,500 (7)       -- (8)
Director

A. E. Bowling                    65         1972        1998         25,484 (6)     3.30
President and Chairman of the Board

John S. Tharp                    67         1959        1998         25,000 (7)     3.24


All directors and executive officers of                             106,326        13.80
the Company as a group (7 persons)

-----------------------
(1)  At June 30, 1996.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(footnotes continued on next page)

(4)  Includes no stock options issued pursuant to the 1995 Stock Option Plan.
(5)  Includes no shares of Common Stock issued under the MSBP.
(6)  Includes 484 shares allocated under the ESOP as of December 31, 1995.
(7) Excludes 48,533 unallocated shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Barnes, Guthrie, Hurst, Tharp and Wilson to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 1,467 shares have been allocated under the ESOP to participant accounts.
(8)  Less than 1.0%.

     The two executive officers of the Company listed above, A.E. Bowling and Danny R. Biggs, are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors. Since the formation of the Company, none of the executive officers, directors, or other personnel have received remuneration from the Company.

Biographical Information

     Set forth below is certain information with respect to the directors, including director nominees, of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Robert C. Hurst has been a director of the Bank since 1977. Since 1966, he has been the manager and chief pharmacist of Hurst Discount Drug, Inc. of which Mr. Hurst is sole stockholder.

     Guthrie M. Wilson III has been a director of the Bank since 1978. Mr. Wilson is part owner of Wilson Bros. Inc., a Chevrolet-Buick auto dealership. Mr. Wilson is president of Bardstown-Nelson County Chamber of Commerce, Bethlehem High School Board chairperson, St. Joseph Parish Council chairperson and director of the Kentucky Auto Dealers Association.

     Paul Barnes, DMD has been a director of the Bank since 1977. He retired in February 1996. Prior to that time, he had been self-employed as a dentist since 1965. Mr. Barnes is a director of the Chamber of Commerce and is on the City of Bardstown Lighting Committee.

     Ben T. Guthrie has been a director of the Bank since 1949. He has been retired for the past five years and is a member of the Kiwanis Club.

     Danny R. Biggs has been a Vice President of the Bank and the Company since November 29, 1995 and a director of the Bank and the Company since February 29, 1996. Between 1991 and 1995, Mr. Biggs was Vice President and head of the Commercial Lending Department for Community Savings Bank of New Albany, Indiana.

Mr. Biggs was Vice President and head of the Commercial Lending Department for Community Savings Bank of New Albany, Indiana.


     A.E. Bowling has been the managing officer and director of the Bank since 1972, and has been President and Chairman of the Board of directors since 1995. Mr. Bowling is a member of the Chamber of Commerce and a member of the City and County Air Board.

     John S. Tharp has been a director of the Bank since 1959. He also serves as the Assistant Secretary of the Bank. Mr. Tharp retired in 1993 and was the former partner in insurance and real estate businesses called Eugene Wilson & Co. and Demaree & Hubbard.

Nominations for Director

      Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Section. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended June 30,

1996, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended June 30, 1996, the Boards of Directors held 12 regular meetings and four special meetings. Other than Mr. Guthrie, no director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended June 30, 1996.

      The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Bylaws, established any procedures for this purpose. During the fiscal year ended June 30, 1996, the Board of Directors met one time as the Nominating Committee.

      The Executive Committee of the Bank, which is comprised of all seven members of the Board of Directors, acts as the Compensation Committee. In its capacity as the Compensation Committee, the Executive Committee reviews the performance and compensation of the officers of the Company. The Executive Committee met one time in its capacity as the Compensation Committee during the 1996 fiscal year. Neither the Nominating Committee nor the Compensation Committee are standing committees.

      The Audit Committee of the Bank is comprised of the entire Board of Directors of the Company. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for reviewing and approving internal controls for financial reporting. The Committee meets annually.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      Directors of the Company do not receive any compensation for attendance at Board meetings of the Company. Each member of the Board of Directors of the Bank receives a monthly fee of $700, regardless of attendance.

      Directors received awards of stock options and restricted stock under the 1995 Stock Option Plan and the MSBP subject to stockholder approval of such plans. See "- Other Benefits - 1995 Stock Option Plan" and "- Management Stock Bonus Plan," herein.

      Directors' Consultation and Retirement Plan. The Bank's Board has adopted a Directors' Consultation and Retirement Plan (the "Consultation Plan"). Such Consultation Plan will provide retirement benefits to directors. These directors have provided expertise in enabling the Bank to experience success through growth and profitability. Management believes the Consultation Plan will help to insure that the Bank has the continued services of these persons as directors to assist in the conduct of the Bank's business affairs in the future. A director who has served as a director for at least fifteen years shall be a participant in the Consultation Plan. A consulting director shall be paid a monthly retirement benefit under the Consultation Plan equal to the director fee in effect at the time of such retirement for a period of up to 120 months. At the expiration of the period for which the participant is entitled to benefits, his status as a consulting director shall cease. All benefits payable under the plan will be paid by the Bank from current assets. There are no tax consequences to either the director or the Bank prior to payment of benefits. Upon receipt of payment of benefits, the director will recognize taxable ordinary income in the amount of such payment received and the Bank will be entitled to recognize a tax-deductible compensation expense. Implementation of the Consultation Plan is subject to non-objection from the Office of Thrift Supervision ("OTS"), which non-objection has not yet been received.

Executive Officer Compensation

     The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank. The Company has agreed to reimburse the Bank for use of Bank employees.

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer of the Bank who holds the same position with the Company. No other executive officer of either the Bank or the Company had a salary and bonus during the years ended June 30, 1996, 1995, and 1994 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                  Annual Compensation(1)               Long Term Compensation(1)
                                  ----------------------               -------------------------
                                                                                Awards
                                                                                        Securities
                                                                        Restricted      Underlying           All
Name and            Fiscal                        Other Annual            Stock         Options/SARs        Other
Principal Position   Year     Salary   Bonus(2)  Compensation(3)(4)    (Award($)(5)       (#)(5)        Compensation (1)
------------------   ----     ------   --------  ---------------      ------------        ------        ----------------

A. E. Bowling       1996     $80,292   $    0        $8,400            $107,254 (6)       19,262         $13,037(7)(8)
President and
Chairman of the     1995     $80,292   $7,299        $8,400                  --             --           $ 6,405(7)
Board               1994     $72,993   $6,576        $7,200                  --             --           $ 6,250(7)



------------------
(1)  All compensation was paid by the Bank.
(2)  Payment under the Incentive Bonus Plan.
(3) There were no (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4)  Consists of director fees.
(5) Consists of 19,262 shares of stock options and 7,705 shares of restricted stock awarded under the 1995 Stock Option Plan and MSBP. The restricted stock had a value of $104,018 on the date of grant (number of shares times the market price per share).
(6) The value of the restricted stock is calculated by multiplying (i) the number of shares granted by (ii) the Common Stock's closing market price as of June 28, 1996.
(7) Consists of health, term life and disability insurance premiums paid on behalf of the executive in the amount of $6,300, $6,405 and $6,520 for the fiscal years 1996, 1995, and 1994, respectively.
(8) Includes 484 shares allocated under ESOP which were first made as of December 31, 1995 and had an estimated market price on June 28, 1996 of $13.92 per share for an aggregate value of $6,737.

     Employment Agreement. The Bank has entered into an employment agreement with A.E. Bowling, President of the Bank subject to receipt of a letter of non-objection from the OTS, which has not yet been received. The employment agreement is for a term of three years. The agreement shall be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. Such employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank, the employee will be paid in a lump sum an amount equal to 2.99 times the employee's average annual cash compensation received during the most recent five calendar years. If such payments were to be made under the agreement as of June 30, 1996, such payments would equal approximately $222,000. The aggregate payments that would be made to such individual would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreement may be renewed annually by the Board of Directors in its sole discretion upon a determination of satisfactory performance rendered by the employee. If the employee shall become disabled during the term of such agreement, the employee shall nevertheless continue to receive 100% payment of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for Bank employees.

      Supplemental Executive Retirement Plan. The Bank has adopted a supplemental executive retirement plan ("SERP") for the benefit of A.E. Bowling, President. The purpose of the SERP is to furnish the participant with supplemental post-retirement benefits in addition to those which will be provided under the Bank's pension plan and other retirement benefits. Under the Bank's pension plan, retirement benefits are calculated as 1.5% times years of service times final average earnings (as defined in the pension plan). The SERP will provide a supplemental benefit equal to 0.5% times years of service times final average earnings. Payments under the SERP will be accrued for financial reporting purposes based upon the vesting of such benefits. The SERP shall be unfunded. All benefits payable under the SERP will be paid from current assets of the Bank. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERP shall be immediately payable upon death or disability of the participant, or upon termination of participant within one year of a change in control of the Bank. Implementation of the SERP is subject to non-objection from the OTS, which non-objection has not yet been received.

      Incentive Bonus Plan. The Bank maintains a discretionary cash incentive bonus plan for the benefit of all employees. Under the employee incentive plan, a cash bonus may be paid to all employees as a percentage of the employee's base salary. Awards under this plan in the aggregate for the 1996, 1995 and 1994 fiscal years were approximately $0, $18,249 and $17,284, respectively.

      Employee Stock Ownership Plan. The Bank established the ESOP for the exclusive benefit of participating employees. Participating employees are employees who have completed at least one year of service with the Bank or its subsidiary and have attained the age of 21. The ESOP is to be funded by contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds with which to acquire 50,000 shares of Common Stock which represents 6.49% of the issued and outstanding shares of Common Stock. This loan is secured by the Common Stock purchased and earnings of ESOP assets. The shares of Common Stock purchased with the loan proceeds are held in a suspense account for allocation among participants as the
                                       -9-
loan is repaid. The Bank anticipates contributing approximately $50,000 annually to the ESOP to meet principal obligations under the ESOP loan. It is anticipated that all such contributions shall be tax-deductible. This loan is expected to be fully repaid in approximately 10 years.

      The Board of Directors has appointed Paul Barnes,  Ben T. Guthrie,  Robert
C. Hurst, John S. Tharp and Guthrie M. Wilson III to the ESOP Committee to administer the ESOP. Directors Barnes, Guthrie, Hurst, Tharp and Wilson have also been appointed to serve as the ESOP Trustees. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding the investment of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

      Pension Plan. The Bank is a participating employer in a multiple employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon the completion of five years of service or the attainment of the normal retirement age of 65. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 1.5% of the average annual salary (excluding overtime and bonuses) during years of service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. At June 30, 1996, Mr. Bowling, President, had 24 years of credited service under the Pension Plan. The Bank had a pension expense for fiscal years 1996, 1995 and 1994 of $2,176, $1,088 and $0, respectively.

      The following table shows the estimated annual benefits payable under the Pension Plan based on an employee's years of service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

Final Average Salary                     Years of Benefit Service
--------------------           -----------------------------------------------
                                  15        20        25        30         35
                               -------    ------    ------    ------     ----

$ 20,000................     $ 4,500    $ 6,000   $ 7,500   $ 9,000   $10,500
  40,000................       9,000     12,000    15,000    18,000    21,000
  60,000................      13,500     18,000    22,500    27,000    31,500
  80,000................      18,000     24,000    30,000    36,000    42,000
 100,000................      22,500     30,000    37,500    45,000    52,500
 120,000................      27,000     36,000    45,000    54,000    63,000

1995 Stock Option Plan

      The Board of Directors adopted the 1995 Stock Option Plan (the "Option Plan") which was approved by stockholders on April 18, 1996. Pursuant to the Option Plan, a number of additional authorized shares equal to up to 10% of the Common Stock issued in the Conversion are reserved for the Company and Bank from time to time under the Option Plan (i.e., 77,050 shares). The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made. Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase 3,852 shares of Common Stock were granted to each of the non-employee directors and Incentive Stock Options for 19,262 shares of Common Stock were granted to each of Mr. Bowling and Mr. Biggs. Implementation of the Option Plan is subject to non-objection from the OTS, which non-objection has not yet been received.

      The following tables set forth additional information concerning options granted under the Option Plan.

                     Option/SAR Grants in Last Fiscal Year
                     -------------------------------------

                                 Individual Grants
--------------------------------------------------------------------------------
                                       % of Total
                    # of Securities    Options/SARs     Exercise
                    Underlying          Granted to      or Base
                    Options/SARs       Employees in      Price    Expiration
  Name              Granted(#)(2)      Fiscal Year       ($/Sh)      Date
  ----              -------------      -----------       ------      ----

A. E. Bowling         19,262               50%           $13.50   April 18, 2006





-------------
(1)   The other employee receiving a grant is also a director.


         Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
         --------------------------------------------------------------------------------

                                                         Number of Securities          Value of Unexercised
                                                         Underlying Unexercise         In-The-Money Options/SARs
                                                            Options/SARs
                                                          at FY-End (#)(1)                at FY-End ($)(1)(2)
                                                          ----------------                -------------------
                       Shares Acquired       Value
Name                   on Exercise (#)     Realized ($)  Exercisable/Unexercisable     Exercisable/Unexercisable
----                   ---------------     ------------  -------------------------     -------------------------

A. E. Bowling                --             $  --               -- /19,262                 $   --/$8,090


------------------
(1)  No Stock  Appreciation  Rights  (SARs) have been  awarded  under the Option
     Plan.
(2) Based upon an exercise price of $13.50 per share and the average closing bid and ask price of $13.92 as of June 28, 1996.

Management Stock Bonus Plan

      The Board of Directors of the Bank has adopted the MSBP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The Bank contributed sufficient funds to the MSBP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 30,820 shares of Common Stock). Awards under the MSBP were made in recognition of prior and expected future services to the Bank by its directors and executive officers responsible for implementation of the policies adopted by the Bank's Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Each non-employee director was awarded 1,541 shares of Common Stock pursuant to the MSBP and each of Mr. Bowling and Mr. Biggs was awarded 7,705 shares. Implementation of the MSBP is subject to non-objection from the OTS, which non- objection has not yet been received.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

      Since the beginning of the fiscal year ended June 30, 1996, no director, executive officer or immediate family member of such individuals were engaged in any transaction with the Company or any subsidiary involving more than $60,000.

--------------------------------------------------------------------------------
                  II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Company discontinued the engagement of Crisp Hughes & Co., LLP ("Crisp Hughes"), its independent auditors and notified Crisp Hughes, in writing, of such action on June 4, 1996. Concurrent with this decision, the Company's Board of Directors engaged Whelan, Doerr, Pike & Pawley, PSC as the Company's auditors for the fiscal year ended June 30, 1996. The determination to replace Crisp Hughes was approved by the full Board of Directors of the Company and was not due to any disagreements with Crisp Hughes as to any matters of accounting policies, procedures or practices or with respect to financial statement disclosure. Crisp Hughes' report on the financial statements for the fiscal years ended June 30, 1995 and 1994 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Crisp Hughes was retained by the Company in March 1995, however, Crisp Hughes audited the Company's financial statements covering the fiscal years ended June 30, 1995 and 1994.

      During the fiscal years ended June 30, 1995 and 1994 and the subsequent interim period through June 4, 1996, there were no disagreements with Crisp Hughes on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

      The Board of Directors has approved the selection of Whelan, Doerr, Pike and Pawley, PSC, as its auditors for the fiscal year ending June 30, 1997, subject to ratification by the Company's stockholders. A representative of Whelan, Doerr, Pike and Pawley, PSC, is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Whelan, Doerr, Pike and Pawley, PSC, as the Company's auditors for the fiscal year ending June 30, 1997.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's Annual Report to Stockholders for the year ended June 30, 1996, including financial statements, will be mailed to all stockholders of record as of the close of business on September 19, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 119 E. Stephen Foster Avenue, Bardstown, Kentucky 40004-1589, no later than June 6, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, EXCLUDING EXHIBITS, FOR THE FISCAL YEAR ENDED JUNE 30, 1996, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NCF FINANCIAL CORPORATION, 119 E. STEPHEN FOSTER AVENUE, BARDSTOWN, KENTUCKY 40004-1589.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/Patricia H. Thomas
                                    Patricia H. Thomas
                                    Secretary

Bardstown, Kentucky
October 4, 1996



Annex A

[  ]  PLEASE MARK VOTES                              NCF FINANCIAL CORPORATION                                         With- For All
      AS IN THIS EXAMPLE                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS                        For  hold  Except

   ANNUAL MEETING OF STOCKHOLDERS                                 1.  The election as directors of the nomi-
          OCTOBER 31, 1996                                            nees listed below (except as marked
                                                                      to the contrary below):                     [ ]   [ ]    [ ]

         The undersigned hereby appoints the                          Robert C. Hurst     Guthrie M. Wilson III      Danny R. Biggs
Board of Directors of NCF Financial Corporation
(the "Company"), or its designee, with full powers                (Instruction:  To withhold authority to vote
of substitution, to act as attorneys and proxies for              for any nominee, write that nominee's name
the undersigned, to vote all shares of Common Stock               on the space provided below)
of the Company which the undersigned is entitled to
vote at the Annual Meeting of Stockholders (the
"Meeting"), to be held at the Hampton Inn, 985                    ------------------------------------------------------------------
Chambers Boulevard, Bardstown, Kentucky, on
October 31, 1996, at 10:00 a.m. and at any and all
adjournments thereof, in the following manner:

                                                                                                               For  Against  Abstain
                                                                  2. The ratification of the appointment of
                                                                     Whelan, Doerr, Pike and Pawley, PSC as
                                                                     independent auditors of NCF Financial
                                                                     Corporation, for the fiscal year ending
                                                                     June 30, 1997.                            [ ]    [ ]     [ ]


                                                                  PLEASE CHECK BOX IF YOU PLAN                                [ ]
                                                                  TO ATTEND THE MEETING

                                                                    Note:  Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

                                                                    The Board of Directors recommends a vote "FOR" the above listed propositions.

                                    ---------------------         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
Please be sure to sign and date     DATE                          INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE
  this Proxy in the box below.      ---------------------         VOTED FOR EACH OF THE PROPOSITIONS STATED.  IF ANY
---------------------------------------------------------         OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS
                                                                  PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY
                                                                  IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE
---------------------------------------------------------         BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
--Stockholder sign above--Co-holder (if any) sign above--         BE PRESENTED AT THE MEETING.

------------------------------------------------------------------------------------------------------------------------------------
                                 Detach above card, sign, date and mail in postage paid envelope provided.

                                                      NCF FINANCIAL CORPORATION
------------------------------------------------------------------------------------------------------------------------------------

  Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the
Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, an annual report, and a proxy statement dated October 4, 1996.

Please sign exactly as your name appears on this proxy.  When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.  If shares are held jointly, each holder should sign.

                                                       PLEASE ACT PROMPTLY
                                             SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

Annex B

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.       )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NCF Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
            6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.
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  [ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
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      (2) Form, Schedule or Registration Statement No.:
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      (3) Filing Party:
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      (4) Date Filed:
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